UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The OTCID Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 28, 2025, Windtree Therapeutics, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) virtually. As of July 23, 2025, the record date for the Special Meeting, there were 28,658,826 outstanding shares of the Company’s common stock. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting, which are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Special Meeting, filed with the U.S. Securities and Exchange Commission on August 8, 2025.

(a)	Proposal 1 - Approval of the issuance of the Series D Convertible Shares, in accordance with Nasdaq Listing Rules 5635 (b) and (d), upon the conversion of our Series D Preferred Stock.

The votes with respect to the approval of the issuance of the Series D Convertible Shares, in accordance with Nasdaq Listing Rules 5635 (b) and (d), upon the conversion of our Series D Preferred Stock, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,205,702	169,926	69,021	9,617,998

(b)	Proposal 2 - Approval of the issuance of the Note Conversion Shares, in accordance with Nasdaq Listing Rules 5635 (b) and (d), upon the conversion of the Promissory Notes.

The votes with respect to the approval of the issuance of the Note Conversion Shares, in accordance with Nasdaq Listing Rules 5635 (b) and (d), upon the conversion of the Promissory Notes, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,071,631	285,069	87,949	9,617,998

(c)	Proposal 3 - Approval of the issuance of the PIPE Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of our PIPE Warrants.

The votes with respect to the approval of the issuance of the PIPE Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of our PIPE Warrants, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,171,855	244,799	27,995	9,617,998

(d)	Proposal 4 - Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series E Preferred Stock.

The votes with respect to the approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series E Preferred Stock, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
761,523	545,475	137,651	9,617,998

(e)	Proposal 5 - Approval of the issuance of the Series E Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of the Series E Warrants.

The votes with respect to the approval of the issuance of the Series E Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of the Series E Warrants, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,102,211	246,647	95,791	9,617,998

(f)	Proposal 6 - Approval of the issuance of the ELOC Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d). pursuant to the ELOC Purchase Agreement, establishing an equity line of credit.

The votes with respect to the approval of the issuance of the ELOC Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d). pursuant to the ELOC Purchase Agreement, establishing an equity line of credit, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,137,163	176,158	131,328	9,617,998

(g)	Proposal 7 - Approval of an amendment of the Certificate of Incorporation to increase the number of authorized shares of capital stock from 125,000,000 shares to 1,000,000,000 shares.

The votes with respect to the approval of an amendment of the Certificate of Incorporation to increase the number of authorized shares of capital stock from 125,000,000 shares to 1,000,000,000 shares, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,511,299	1,164,211	387,137	0

(h)	Proposal 8 - Approval of an amendment of the 2020 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,599,180 shares.

The votes with respect to the approval of an amendment of the 2020 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,599,180 shares, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,012,691	297,948	134,010	9,617,998

(i)
Proposal 9 - Approval of an amendment of the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of no less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors.

The votes with respect to the approval of an amendment of the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of no less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,350,680	1,673,494	38,473	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Windtree Therapeutics, Inc.

By:	/s/ Jed Latkin
Name:	Jed Latkin
Title:	President and Chief Executive Officer

Date: September 2, 2025